Exhibit 99.1 Energy Focus Appoints Current Executive Chair to Serve as CEO and Announces His Plan to Rejuvenate Revenue Growth while Reducing Annual Operating Expenses by $10 Million SOLON, Ohio, February 20, 2017 -- Energy Focus, Inc. (NASDAQ:EFOI), a leader in LED lighting technologies, announced that, effective as of February 19, 2017, Dr. Ted Tewksbury, the Company’s Executive Chairman, will now serve as the Company’s Chairman of the Board, Chief Executive Officer and President. James Tu has stepped down as Chief Executive Officer and President and both Mr. Tu and Simon Cheng resigned from the Board of Directors effective February 19, 2017. The leadership change was part of an initiative that is being implemented during the first quarter of 2017 to achieve higher operating efficiencies and reduce the Company’s annual operating costs by approximately $10 million from 2016 levels. The plan includes a workforce reduction of approximately 15%, consolidation of the Company’s office facilities, reorganization of the commercial sales force, integration of engineering and research and development teams, reconfiguration of certain manufacturing lines, and reduction in administrative expenses and professional fees. The Company expects to record a one-time restructuring charge of approximately $1.1 million in its first quarter 2017 associated with these actions. “James joined the Company as Chairman in 2012 and, through his role on the Board and then as our Chief Executive Officer and President, he has played a pivotal role in our evolution as a leader in LED lighting. During his tenure, the Company was restructured to focus on the sale of our LED lighting products, in particular our military and commercial tubular LED lines of products, into targeted markets. I sincerely thank him for his leadership in executing on this vision for the Company and for setting the stage for future growth,” said Dr. Ron Black, the Company’s lead independent director and former Chairman. “I also thank Simon Cheng for his contributions to the Board and continuing role as an employee. I wish James the best in his future endeavors,” Dr. Black continued. “Ted’s wealth of experience has allowed him to quickly integrate into the Energy Focus team and identify opportunities to return to profitability and growth. Expanding his role allows him to have a more hands-on approach to drive change, including his recent business restructuring, and we look forward to his leadership of the Company into its next chapter,” commented Dr. Black.

“Serving in a combined role as Chairman, Chief Executive Officer and President and with a smaller Board will further our strategic efforts to evolve as a more efficient and streamlined organization. Together with other restructuring actions, these first steps will serve as the foundation to return the company to profitable growth in 2017 and beyond. I look forward to discussing these matters with our investors on the Company’s fourth quarter and year-end earnings call,” said Dr. Tewksbury. Earnings Conference Call As previously announced, the Company is hosting a public teleconference call to discuss financial results for its quarter and year ended December 31, 2016 at 11:00 a.m. Eastern Time on February 23, 2017. To participate in the call, please dial 888-690-2876 if calling within the United States or 913-312-0971 if calling internationally. A replay will be available until March 2, 2017, which can be accessed by dialing 844-512-2921 if calling within the United States or 412-317-6671 if calling internationally. Please use passcode 5192928 to access the replay. The call will additionally be broadcast live and archived for 90 days over the internet accessible in the Investors portion of the Company’s corporate website, under “Events and Presentations” at http://investors.energyfocus.com/events.cfm. Ted Tewksbury Biographical Information Dr. Tewksbury is a well-known semiconductor industry executive with a distinguished track record of transforming and building visionary businesses. As the former CEO of Integrated Device Technology, Dr. Tewksbury architected the company's turnaround from 2008 to 2013, putting it in new businesses such as analog, wireless charging and radio frequency (RF) products. Dr. Tewksbury served on the Board of Directors of Entropic Communications from 2010 to 2015 and, as CEO from 2014 to 2015, led the company's return to profitability and sale to MaxLinear, where he currently serves on the Board of Directors. Dr. Tewksbury was President and COO of AMI Semiconductor from 2006 to 2008, Managing Director at Maxim Integrated from 2000 to 2006 and held a variety of engineering and management positions at IBM Microelectronics and Analog Devices. Dr. Tewksbury served on the Board of Directors of the Global Semiconductor Alliance (GSA) from 2011 to 2013 and has been a Board Director at Jariet Technologies since its spinoff from Semtech in 2015. Dr. Tewksbury received the B.S. degree in Architecture, as well as M.S. and Ph.D. degrees in Electrical Engineering from MIT.

Forward-Looking Statements Forward-looking statements in this report are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Generally, these statements can be identified by the use of words such as “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will,” “should,” “could,” “would” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include all matters that are not historical facts and include statements regarding our current expectations concerning, among other things, our results of operations, financial condition, strategies, capital expenditures and the industry in which we operate. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Although we base these forward- looking statements on assumptions that we believe are reasonable when made, we caution you that forward- looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and industry developments may differ materially from statements made in or suggested by the forward-looking statements contained in this report. We believe that important factors that could cause our actual results to differ materially from forward-looking statements include, but are not limited to: the Company’s expectations regarding the amount and timing of the Restructuring charges, including costs subject to future negotiations with third parties; estimates of the amount of savings that will be realized; the effectiveness of the Restructuring in achieving intended cost reductions and operational efficiencies; our history of operating losses and our ability to effectively implement cost-cutting measures and generate sufficient cash from operations or receive sufficient financing, on acceptable terms, to continue our operations; our reliance on a limited number of customers, in particular our sales of products for the U.S. Navy, for a significant portion of our revenue, and our ability to maintain or grow such sales levels; the entrance of competitors in the market for the U.S. Navy products; general economic conditions in the United States and in other markets in which we sell our products; our ability to utilize our resulting operational structure to implement and manage our growth plans to increase demand, diversify our customer base, increase sales, control expenses and respond to new technologies and market trends; our ability to compete effectively against companies with greater resources, lower cost structures, or more rapid development efforts; our ability to protect our intellectual property rights and other confidential information, manage infringement claims by others, and the impact of any type of legal claim or dispute; our ability to attract and retain qualified personnel, and to do so in a timely manner; and our ability to maintain effective internal controls and otherwise comply with our obligations as a publicly traded company. In light of the foregoing, we caution you not to place undue reliance on our forward-looking statements. Any forward- looking statement that we make in this report speaks only as of the date of such statement, and we undertake no obligation to update any forward-looking statement or to publicly announce the results of any revision to any of those statements to reflect future events or developments.

About Energy Focus Energy Focus is an industry-leading innovator of energy-efficient LED lighting technology. As the creator of the so far first and only UL-verified low-flicker LED products on the U.S. market, Energy Focus products provide extensive energy and maintenance savings, and aesthetics, safety, health and sustainability benefits over conventional lighting. Our customers include U.S. and foreign navies, U.S. federal, state and local government, healthcare and educational institutions, as well as Fortune 500 companies. Energy Focus is headquartered in Solon, Ohio, with additional offices in New York, NY and Taipei, Taiwan. Contact: Energy Focus, Inc. (440) 715-1300 ir@energyfocus.com Darrow Associates, Inc. Peter Seltzberg, Managing Director (516) 419-9915 pseltzberg@darrowir.com ###